Supplement to the John Hancock Equity Funds Prospectus
                               dated March 1, 2004





         Under "SALES CHARGE REDUCTION AND WAIVERS", the following waiver for Class A shares as been added under "waivers for certain investors":

          o Participants in certain 529 Plans that have a signed agreement with John Hancock funds (one-year CDSC may apply)



May 28, 2004